EXHIBIT 10.1

                          AGREEMENT AND PLAN OF MERGER

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                          AGREEMENT AND PLAN OF MERGER

                          DATED AS OF DECEMBER 23, 2003

                                      AMONG

                           XECHEM INTERNATIONAL, INC.

                            CEPTOR ACQUISITION, INC.

                               CEPTOR CORPORATION

                                       AND

                 THE PARTIES LISTED ON THE SIGNATURE PAGE HERETO

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                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

Article I THE MERGER..........................................................6

     1.1       Merger.........................................................6

     1.2       Filing and Effective Time......................................6

     1.3       Effects of the Merger..........................................7

     1.4       Merger Consideration...........................................7

     1.5       Conversion of Merger Sub Shares................................7

     1.6       Exchange of Certificates; Payment of Merger Consideration......7

     1.7       Contingent Consideration.......................................8

     1.8       Dissenting Shareholders........................................8

     1.9       The Closing....................................................9

Article II REPRESENTATIONS AND WARRANTIES OF PARENT...........................9

     2.1       Corporate Status...............................................9

     2.2       Corporate Power and Authority..................................9

     2.3       Enforceability.................................................9

     2.4       No Violation...................................................9

     2.5       No Commissions................................................10

     2.6       Issuance of Preferred Shares..................................10

     2.7       SEC Documents.................................................10

Article III REPRESENTATIONS AND WARRANTIES OF MERGECO........................10

     3.1       Corporate Status..............................................10

     3.2       Corporate Power and Authority.................................10

     3.3       Enforceability................................................11

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     3.4       No Violation..................................................11

     3.5       No Commissions................................................11

     3.6       Mergeco Capitalization........................................11

     3.7       Business Activity.............................................11

Article IV REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER
          AND THE COMPANY....................................................12

     4.1       Corporate Status..............................................12

     4.2       Corporate Power and Authority.................................12

     4.3       Enforceability................................................12

     4.4       No Violation..................................................12

     4.5       Capitalization................................................13

     4.6       Subsidiaries..................................................13

     4.7       Changes Since July 1, 2003....................................13

     4.8       Liabilities...................................................14

     4.9       Litigation....................................................14

     4.10      Real Estate...................................................14

     4.11      Good Title to and Condition of Assets.........................14

     4.12      Environmental Matters.........................................14

     4.13      Compliance with Laws..........................................14

     4.14      Tax Matters...................................................15

     4.15      ERISA.........................................................15

     4.16      Licenses and Permits..........................................15

     4.17      Intellectual Property.........................................16

     4.18      Contracts.....................................................17

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     4.19      Accuracy of Information Furnished by the Company..............17

     4.20      Authority of Shareholder......................................17

     4.21      No Commissions................................................18

Article V CONDUCT OF BUSINESS PENDING THE CLOSING............................18

     5.1       Conduct of Business Pending the Closing.......................18

     5.2       Investigation of the Company by Parent........................19

     5.3       Audit of Financial Statements.................................19

     5.4       Amendment of Convertible Notes................................20

     5.5       Pre-Clear Merger..............................................20

     5.6       Certificate of Designations...................................20

     5.7       Notification of Certain Matters...............................20

     5.8       Trading in Parent's Common Stock..............................20

Article VI ADDITIONAL AGREEMENTS.............................................20

     6.1       Further Assurances............................................20

     6.2       Confidentiality; Publicity....................................20

     6.3       No Other Discussions..........................................20

     6.4       Post Closing Funding..........................................21

     6.5       Other Agreements..............................................21

     6.6       Release.......................................................21

     6.7       Tax Filings...................................................21

Article VII CONDITIONS TO THE OBLIGATIONS OF PARENT AND MERGECO..............22

     7.1       Accuracy of Representations and Warranties and
               Compliance with Obligations...................................22

     7.2       Consents......................................................22

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     7.3       Amount of Indebtedness........................................22

     7.4       Secretary's Certificate.......................................22

     7.5       No Adverse Litigation.........................................22

     7.6       Other Closing Deliveries......................................22

     7.7       Due Diligence.................................................23

     7.8       Shareholder Approval..........................................23

Article VIII CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND
          THE SHAREHOLDERS...................................................23

     8.1       Accuracy of Representations and Warranties and
               Compliance with Obligations...................................23

     8.2       No Adverse Litigation.........................................23

     8.3       Secretary's Certificate.......................................23

     8.4       Other Closing Deliveries......................................24

Article IX INDEMNIFICATION...................................................24

     9.1       Indemnification by the Shareholder............................24

     9.2       Indemnification for Shareholder Matters.......................25

     9.3       Indemnification by Parent.....................................25

     9.4       Notice of Claims..............................................26

     9.5       Third Person Claims...........................................27

     9.6       Exclusivity of Indemnification................................27

Article X SECURITIES LAW MATTERS.............................................27

     10.1      Disposition of Parent Securities..............................27

     10.2      Legend........................................................28

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Article XI DEFINITIONS.......................................................28

     11.1      Defined Terms.................................................28

     11.2      Other Definitional Provisions.................................31

Article XII TERMINATION, AMENDMENT AND WAIVER................................31

     12.1      Termination...................................................31

     12.2      Effect of Termination.........................................32

Article XIII GENERAL PROVISIONS..............................................32

     13.1      Notices.......................................................32

     13.2      Entire Agreement..............................................33

     13.3      Expenses......................................................33

     13.4      Amendment; Waiver.............................................33

     13.5      Binding Effect; Assignment....................................33

     13.6      Counterparts..................................................34

     13.7      Interpretation................................................34

     13.8      Governing Law; Interpretation.................................34

     13.9      Arm's Length Negotiations.....................................34

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                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

     This Agreement and Plan of Merger is entered into the 23rd day of December, 2003, by and among Xechem International, Inc., a Delaware corporation ("PARENT"); Ceptor Acquisition, Inc., a Delaware corporation, and a wholly owned subsidiary of Parent ("MERGECO"); Ceptor Corporation, a Delaware corporation ("TARGET" or "COMPANY"); and the shareholders of the Company, as set forth on the signature page hereto (each a "SHAREHOLDER" and collectively, the "SHAREHOLDERS"). Certain other capitalized terms used herein are defined in
Article XI or elsewhere throughout this Agreement.

                                    RECITALS
                                    --------

     A. The Shareholders own, and until the Closing (as defined herein) will own, in excess of 98% of the issued and outstanding shares of capital stock of the Company;

     B. Upon the terms and subject to the conditions set forth herein, Parent desires to acquire all of the shares of capital stock of the Company (the "TARGET SHARES") in exchange for shares of Class C Series 7 Preferred Stock, $0.00001 par value per share, of Parent (the "PREFERRED STOCK"), having the rights and preferences set forth on the Certificate of Designations, Preferences and Rights attached hereto as EXHIBIT A (the "CERTIFICATE OF DESIGNATIONS");

     C. Parent and the Company have agreed to accomplish this transaction through a reverse triangular merger whereby Mergeco will merge with and into Target, and Target will be the surviving corporation (the "MERGER");

     D.   The   parties   hereto   intend   that  the   merger   qualify   as  a
"reorganization" within the meaning of Section 386(a)(1) of the Code; and

     E. Each of the Boards of Directors of Target, Parent and Mergeco have approved this Agreement, and prior to the Closing Date, the Shareholders of the Company will have approved this Agreement.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                   THE MERGER

     1.1 MERGER. Upon and subject to the terms and conditions set forth in this Agreement and in accordance with the Delaware General Business Corporation Law (the "DGCL"), Mergeco shall be merged with and into Target. Following the Merger, Target shall continue to exist as the surviving corporation (sometimes referred to as the "SURVIVING CORPORATION") and the separate corporate existence of Mergeco shall cease.

     1.2 FILING AND EFFECTIVE TIME. At the Closing, Mergeco and Target shall file with the Secretary of State of the State of Delaware a Certificate of Merger, appropriately completed and executed in accordance with Section 251 of the DGCL. The Merger shall become effective upon

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filing of the Certificate of Merger,  in accordance with Section 103 of the DGCL
(the "EFFECTIVE TIME," and the date thereof hereinafter referred to as the "EFFECTIVE DATE").

     1.3  EFFECTS OF THE MERGER.  The Merger shall have the effects set forth in
Section 251 of the DGCL. In addition:

          (a) The Certificate of Incorporation of Mergeco as in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until duly amended as provided therein or by applicable law;

          (b) The bylaws of Mergeco as in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until duly amended as provided therein or by applicable law;

          (c) The officers of Mergeco immediately prior to the Merger shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be; and

          (d) The directors of Mergeco shall be the directors of the Surviving Corporation until the earlier of their earlier resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     1.4 MERGER CONSIDERATION. At the Effective Time, the Target Shares, issued and outstanding at and as of the Effective Time, other than shares held in the Company's treasury, by virtue of the Merger and without any further action on the part of the holder thereof, shall be converted into (i) an aggregate of 6,000 shares of Preferred Stock (the "CLOSING CONSIDERATION") and (ii) a right to receive the Contingent Consideration (as defined below). At the Effective Time, each Target Share shall be converted into the right to receive (i)
0.0018378 shares of Preferred Stock and (ii) a right to receive 0.000000306 of the amount of the Contingent Consideration.

     1.5 CONVERSION OF MERGER SUB SHARES. At and as of the Effective Time, by virtue of the Merger and without any further action on the part of Parent, each share of no par value common stock of Mergeco issued and outstanding to Parent immediately prior to the Effective Time shall by virtue of the Merger by converted into one share of common stock of the Surviving Corporation.

     1.6 EXCHANGE OF CERTIFICATES; PAYMENT OF MERGER CONSIDERATION. At the Closing, the Shareholders shall surrender to Parent their stock certificate(s) representing their Target Shares. Upon receipt of the stock certificates, Parent shall cancel such stock certificates and Parent shall thereupon issue a stock certificate representing the Preferred Shares into which such Target Shares previously represented by the surrendered certificate shall have been converted at the Effective Time. From and after the Effective Time, until so surrendered, the Company stock certificates shall be deemed for all purposes to represent and evidence only the right to receive the per share consideration set forth in
SECTION 1.4, for each share represented by such certificates, and no interest shall be paid or accrued on such amount and the holders of such Company stock certificates shall cease to have any rights as common shareholders of the Company.

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     1.7  CONTINGENT  CONSIDERATION.  In addition to the Closing  Consideration,
Parent shall issue to the Shareholders a series of $1,000,000 awards (each, an "AWARD"), payable in shares of common stock of Parent, upon the occurrence of one of following with respect to a development drug that is substantially derived from the Company's patents, technology and compounds (as listed and described on SCHEDULE 4.17) (each, a "DEVELOPMENT DRUG"):

          (a) A filing of a Phase II application within 36 months of the Closing Date;

          (b) A filing of a Phase III application within 60 months of the Closing Date; or

          (c)  A NDA filing is made within 72 months of the Closing Date.

Only one Award is payable per Development Drug even if such Development Drug satisfies more than one of the conditions in (a)-(c) above. Upon a Development Drug satisfying one of the foregoing conditions for the first time (an "AWARD EVENT"), the Company shall within 30 days of such Award Event issue to the Shareholders an aggregate number of shares of common stock of Parent equal to $1,000,000 divided by Current Share Value. The aggregate amount paid to the Shareholders hereunder with respect to all of the Development Drugs, if any, is referred to herein as the "CONTINGENT CONSIDERATION". Each Shareholder shall be entitled to receive his, her, or its proportional amount of the Contingent Consideration. As used herein, the term "CURRENT SHARE VALUE" shall mean the lower of (i) $.20 and (ii) the average closing price per share of Parent Common Stock as reported on the OTC Bulletin Board (or such other market on which such share of common stock are then listed) for the twenty five (25) trading days immediately preceding the date of such Award Event, subject to equitable adjustment as the parties agree in the event of a stock split, recapitalization, stock dividend, distribution or reclassification. An Award Event will be deemed to have occurred pursuant to (a)-(c) if the research studies in support of a Phase II, III or NDA filing have been completed satisfactorily and the results support a reasonable conclusion that a Phase II, III or NDA filing should be pursued, notwithstanding that the actual filing has not been submitted to the FDA for consideration within the time applicable period specified in (a) - (c) hereof.

     1.8  DISSENTING SHAREHOLDERS.

          (a) Notwithstanding anything herein to the contrary, any share of capital stock of the Company owned by a Dissenting Shareholder shall not be converted into the right to receive the consideration hereunder, but such Dissenting Shareholder shall be entitled to only such payments as are provided for by the DGCL, which shall be paid by the Surviving Corporation.

          (b) Notwithstanding the provisions of SECTION 1.8(a), if any Dissenting Shareholder shall effectively withdraw or lose (through failure to perfect or otherwise) such shareholder's right to receive the payment provided for by the DGCL for such shareholder's shares of capital stock of the Company, then, as of the Effective Time, such Dissenting Shareholder's shares of capital stock of the Company shall automatically be converted into the right to receive only such consideration as is provided for in 262 of the DGCL, which shall be paid by Parent without interest thereon.

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          (c)  Prior to the  Closing  Date,  the  Company  shall give Parent (i)
prompt notice of any written demands by Dissenting Shareholders, withdrawals of such demands and any other similar instruments served pursuant to the DGCL and received by the Company and (ii) the opportunity to discuss with the Company any negotiations and proceedings with respect to such demands and to participate with the Company in such negotiations and proceedings. Prior to the Closing Date, the Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands by Dissenting Shareholders or settle or offer to settle any such demands

     1.9 THE CLOSING. The Closing of the Merger (the "CLOSING") shall take place as soon as the conditions set forth in Articles VIII and IX are satisfied or at such later date as the parties may agree (the "CLOSING DATE"), at such place as the parties may agree.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF PARENT

     As a material inducement to the Company and the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, Parent makes the following representations and warranties to the Company and the
Shareholders:

     2.1 CORPORATE STATUS. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own or lease and to operate and use its properties and assets and to carry on its business as now conducted.

     2.2 CORPORATE POWER AND AUTHORITY. Parent has the corporate power and authority to execute and deliver this Agreement and the Parent Ancillary Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Parent has taken all corporate action necessary to authorize its execution and delivery of this Agreement and the Parent Ancillary Documents, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby. No approval of the stockholders of Parent is required to authorize the transactions contemplated hereby.

     2.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by Parent and constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms and each of the Parent Ancillary Documents, upon execution and delivery by Parent, will be a legal, valid and binding obligation of Parent enforceable in accordance with its terms.

     2.4 NO VIOLATION. The execution and delivery of this Agreement and the Parent Ancillary Documents by Parent, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated by this Agreement and the Parent Ancillary Documents will not (i) contravene any provision of its Certificate of incorporation or bylaws, (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against Parent, (iii) conflict

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with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any Contract which is applicable to, binding upon or enforceable against Parent, (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of Parent, or (v) require
the  consent,   approval,   authorization  or  permit  of,  or  filing  with  or
notification to, any Governmental Authority, any court or tribunal or any other Person, except the Secretary of State of the State of Delaware, or the SEC or other filings required to be made by Parent.

     2.5 NO COMMISSIONS. Parent has incurred no obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

     2.6 ISSUANCE OF PREFERRED SHARES. Upon the Closing and the issuance and delivery of the certificates representing the shares of Preferred Stock to the Shareholders, the Preferred Stock will be, and upon conversion of the Preferred Stock into shares of Parent Common Stock in accordance with the Certificate of Designations such Common Stock will be, validly issued, fully paid and non-assessable, and will not be subject to any Liens. The Preferred Stock shall have the terms as set forth in the form of Certificate of Designations attached hereto as Exhibit A.

     2.7 SEC DOCUMENTS. Parent has made available (including through the SEC's EDGAR Database) to the Company and the Shareholders each statement, report, registration statement, definitive proxy statement, and other filings (including exhibits, supplements and schedules thereto) filed with the SEC by Parent since January 1, 2002 (collectively, the "PARENT SEC DOCUMENTS"). As of their respective filing dates, the Parent SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, and none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Parent SEC Document.

                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF MERGECO

     As a material inducement to the Company and the Shareholder to enter into this Agreement and to consummate the transactions contemplated hereby, Parent and Mergeco jointly and severally make the following representations and warranties to the Company and the Shareholders:

     3.1 CORPORATE STATUS. Mergeco is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own or lease and to operate and use its properties and assets and to carry on its business as now conducted.

     3.2 CORPORATE POWER AND AUTHORITY. Mergeco has the corporate power and authority to execute and deliver this Agreement and the Mergeco Ancillary Agreements, to perform its

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obligations   hereunder  and  thereunder  and  to  consummate  the  transactions contemplated hereby and thereby. Mergeco has taken all action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

     3.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by Mergeco and constitutes a legal, valid and binding obligation of Mergeco, enforceable against Mergeco in accordance with its terms and each of the Mergeco Ancillary Agreements, upon execution and delivery by Mergeco, will be a legal, valid and binding obligation of Mergeco enforceable in accordance with its terms.

     3.4 NO VIOLATION. The execution and delivery of this Agreement and the Mergeco Ancillary Agreements by Mergeco, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated by this Agreement and the Mergeco Ancillary Agreements will not (i) contravene any provision of the certificate of incorporation or bylaws of Mergeco, (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against Mergeco, (iii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any Contract which is applicable to, binding upon or enforceable against Mergeco,
(iv) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of Mergeco, or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except the Secretary of State of the State of Delaware, or the SEC or other filings required to be made by Parent.

     3.6 NO COMMISSIONS. Mergeco has incurred no obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

     3.7 MERGECO CAPITALIZATION. Mergeco's authorized capital stock consists of one thousand (1,000) shares of common stock, no par value, of which one hundred
(100) shares are issued and outstanding all of which are validly issued, fully paid and non-assessable. There are no options, warrants, preemptive rights, conversion privileges or other contracts which give any Person the right to acquire any capital stock of Mergeco or any interest therein. Parent is the beneficial and record owner of all of the outstanding shares of common stock of Mergeco, free and clear of all Liens.

     3.8 BUSINESS ACTIVITY. Mergeco has not engaged in any business activity of any nature prior to the date of this Agreement.

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                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES OF
                        THE SHAREHOLDER AND THE COMPANY

     As a material inducement to Parent and Mergeco to enter into this Agreement and to consummate the transactions contemplated hereby, the Company and the Shareholders make the following representations and warranties to Parent and
Mergeco:

     4.1 CORPORATE STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own or lease its property and to carry on its business as now being conducted. The Company is legally qualified to transact business and is in good standing as a foreign corporation in the State of New York, which is the only foreign jurisdiction where the nature of its property and the conduct of its business requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the financial condition or results of operation of the Company (a "MATERIAL ADVERSE EFFECT"). There is no pending or threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of the Company.

     4.2 CORPORATE POWER AND AUTHORITY. The Company has full corporate power and authority to execute and deliver this Agreement and the Company Ancillary Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate  action  necessary to  authorize  its  execution  and delivery of this
Agreement and the Company Ancillary Documents, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

     4.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms and each of the Company Ancillary Documents, upon execution and delivery by the Company, will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms.

     4.4 NO VIOLATION. Except as set forth on SCHEDULE 4.4, the execution and delivery of this Agreement and the Company Ancillary Documents by the Company, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated by this Agreement and the Company Ancillary Documents will not (i) contravene any provision of the certificate of incorporation or bylaws of the Company, (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against the Company;
(iii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any Contract which is applicable to, binding upon or enforceable against the Company, (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of the Company, or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except the Secretary of State of the State of Delaware.

     4.5  CAPITALIZATION.  SCHEDULE 4.5 sets forth, with respect to the Company,
(i) the number of authorized shares of each class of its capital stock, (ii) the number of issued and outstanding shares of each class of its capital stock, and
(iii) the number of shares of each class of its capital stock which are held in treasury. All of the issued and outstanding shares of capital stock of the Company (i) are legally and beneficially owned by the Person in such amounts as set forth each Person's name on SCHEDULE 4.5, (ii) have been duly authorized and validly issued and are fully paid and non-assessable, (iii) were issued in compliance with all applicable state and federal securities laws, and (iv) were not issued in violation of any preemptive rights or rights of first refusal. No preemptive rights or rights of first refusal exist with respect to the outstanding shares of capital stock of the Company, and no such rights arise by virtue of or in connection with the transactions contemplated hereby. Except as disclosed or specifically referred to on SCHEDULE 4.5 there are no outstanding or authorized rights, options, warrants, convertible securities, subscription rights, conversion rights, exchange rights or other agreements or commitments of any kind that could require the Company to issue or sell any shares of its capital stock (or securities convertible into or exchangeable for shares of its capital stock). There are no outstanding stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company. There are no proxies, voting rights or other agreements or understandings with respect to the voting or transfer of the outstanding capital stock of the Company. The Company is not obligated to redeem or otherwise acquire any of its outstanding shares of capital stock.

     4.6 SUBSIDIARIES. Except as set forth on SCHEDULE 4.6, the Company does not own, directly or indirectly, any outstanding voting securities of or other interests in, or control, any other corporation, partnership, joint venture or other business entity.

     4.7 CHANGES SINCE JULY 1, 2003. Except as disclosed in SCHEDULE 4.7 or as contemplated herein, since July 1, 2003, the Company has not:

          (i)       issued any capital stock or other securities;

          (ii) made any distribution of or with respect to its capital stock or other securities or purchased or redeemed any of its securities;

          (iii) sold, leased or transferred any of its properties or assets including selling, licensing or transferring any rights in the Owned Intellectual Property;

          (iv)      made or obligated itself to make capital expenditures;

          (v) made any payment in respect of its liabilities other than in the ordinary course of business consistent with past practice;

          (vi) incurred any obligations or liabilities (including any indebtedness) or entered into any transaction or series of transactions involving in excess of $1,000 in the aggregate out of the ordinary course of business, except for this Agreement and the transactions contemplated hereby;

          (vii)     suffered any theft, damage, destruction or casualty loss;

          (viii) made or adopted any change in its accounting practice or policies;

          (ix)      terminated, amended or modified any contract;

          (x) imposed any security interest or other Lien on any of its assets including the Owned Intellectual Property;

          (xi) delayed paying any accounts payable, not being contested in good faith, otherwise than in the ordinary course of business consistent with past practice; or

          (xii)     agreed to do or authorized any of the foregoing.

     4.8 LIABILITIES. Except as set forth on SCHEDULE 4.8, the Company does not have any liabilities or obligations, whether accrued, absolute, contingent or otherwise, except (i) to the extent specifically set forth in or incorporated by express reference in any of the Schedules attached hereto, and (ii) recurring liabilities, payable in thirty days, incurred in the ordinary course of business consistent with past practice, none of which are past due.

     4.9 LITIGATION. There is no action, suit, or other legal or administrative proceeding or governmental investigation, pending or, to the Company's Knowledge, threatened, anticipated or contemplated against, by or affecting the Company or any of its properties or assets, or which question the validity or enforceability of this Agreement or the transactions contemplated hereby, and to the Company's Knowledge, there is no basis for any of the foregoing. There are no outstanding orders, decrees or stipulations issued by any Governmental Authority in any proceeding to which the Company is or was a party which have not been complied with in full or which continue to impose any material obligations on the Company.

     4.10 REAL ESTATE. The Company does not own or lease, and never has owned or leased any real property.

     4.11 GOOD TITLE TO AND CONDITION OF ASSETS. The Company has good and valid title to all of its Assets (as hereinafter defined), free and clear of any Liens or restrictions on use. For purposes of this Agreement, the term "ASSETS" means all of the properties and assets of the Company, whether real, personal or mixed, tangible or intangible, wherever located.

     4.12 ENVIRONMENTAL MATTERS. The operations of the Company are and have at all times been in compliance in all material respects with all applicable Environmental Laws. Neither the Company nor any Shareholder has received written notice of any violation of any Environmental Laws applicable to the Assets or the Company's operations.

     4.13 COMPLIANCE WITH LAWS.

          (a) The Company has complied in all material respects with all laws, regulations and orders applicable to it, its business, operations and Assets. The Company has not been cited, fined or otherwise notified of any asserted past or present material failure to comply with any laws, regulations or orders and no proceeding with respect to any such material violation is pending or threatened.

          (b) The Company has not made any payment of funds in connection with its business which is prohibited by law, and no funds have been set aside to be used in connection with its business for any payment prohibited by law.

     4.14 TAX MATTERS. Except as set forth in SCHEDULE 4.14 hereto, all Tax Returns required to be filed prior to the date hereof with respect to the Company, or any of its income, properties, franchises or operations have been filed, each such Tax Return has been prepared in compliance with all applicable laws and regulations, and all such Tax Returns are true, complete and accurate in all respects. All Taxes due and payable by or with respect to the Company have been paid or accrued on or will be accrued on its books and records as of the Closing. Except as set forth in SCHEDULE 4.14 hereto: (i) with respect to each taxable period of the Company, no taxable period has been audited by the relevant taxing authority; (ii) no deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Taxes has been asserted or assessed by any taxing authority; (iii) the Company has not consented to extend the time in which any Taxes may be assessed or collected by any taxing authority; (iv) the Company has not requested or been granted an extension of the time for filing any Tax Return to a date later than the Closing Date; (v) there is no action, suit, taxing authority proceeding, or audit or claim for refund now in progress, pending or threatened against or with respect to the Company regarding Taxes; (vi) there are no Liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company; (vii) the Company has not made any payments, and is or will not become obligated (under any contract entered into on or before the Closing Date) to make any payments, that will be non-deductible under Section 280G of the Code (or any corresponding provision of state, local or foreign law); (viii) no claim has ever been made by a taxing authority in a jurisdiction where the Company does not file Tax Returns that is or may be subject to Taxes assessed by such jurisdiction; (ix) true, correct and complete copies of all income Tax Returns filed by or with respect to the Company for the past two years has been furnished or made available to Parent; and (xi) no sales or use tax or property transfer tax (other than sales tax on aircraft, boats, mobile homes and motor vehicles), non-recurring intangibles tax, documentary stamp tax or other excise tax (or comparable tax imposed by any Governmental Authority) will be payable by the Company or Parent by virtue of the transactions completed in this Agreement.

     4.15 ERISA. Except as set forth on SCHEDULE 4.15, the Company does not have and never has had any employment benefit plans, as defined in Section 3(2) of ERISA, multiemployer plans, as defined in Section 3(37) of ERISA, employee welfare benefit plans, as defined in Section 3(1) of ERISA, deferred compensation plans, stock option plans, bonus plans, hospitalization, disability and other insurance plans, severance or termination pay plans and policies, whether or not described in Section 3(3) of ERISA, in which employees, their spouses or dependents, or the Company participate.

     4.16 LICENSES AND PERMITS. The Company possesses all licenses and required governmental or official approvals, permits or authorizations (collectively, the "PERMITS") necessary to lawfully conduct its business and operations which Permits are listed on SCHEDULE 4.17. All such Permits are valid and in full force and effect, the Company is in material compliance with the requirements thereof, and no proceeding is pending or threatened to revoke or amend any of them.

     4.17 INTELLECTUAL PROPERTY.

          (a) The Company owns all right, title, and interest in (free and clear of all Liens) ("OWNED INTELLECTUAL PROPERTY") all of the Intellectual Property described on SCHEDULE 4.17.

          (b) SCHEDULE 4.17 lists (i) all patents and patent applications and all registered and material unregistered trademarks, trade names and service marks, registered and material unregistered copyrights, and mask works included in the Owned Intellectual Property, including the jurisdictions in which each such Owned Intellectual Property right has been issued or registered or in which any application for such issuance and registration has been filed; (ii) all licenses, sublicenses and other agreements to which the Company is a party pursuant to which any Person is authorized to use any Owned Intellectual Property; and (iii) all licenses, sublicenses and other agreements to which the Company is a party pursuant to which the Company is authorized to use any third-party (including without limitation for the purposes of this SECTION 4.17 any employees of the Company) Intellectual Property which is not Owned Intellectual Property, or which is incorporated in, is, or forms a part of, any Owned Intellectual Property. Except as set forth in SCHEDULE 4.17, no royalties or other continuing payment obligations are due in respect of the Owned Intellectual Property. Except as set forth in SCHEDULE 4.17, all patents and registrations or applications therefor included in Owned Intellectual Property are valid and subsisting and in full force and effect and are applied for and owned in the name of the Company.

          (c) The Company is not, nor will it be, as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement, in breach of any license, sublicense or other agreement relating to Owned Intellectual Property Rights.

          (d) The Owned Intellectual Property does not dilute, misuse, infringe, misappropriate or otherwise come into conflict with any Intellectual Property of any other Person (including without limitation any Employee), except for such dilutions, misuses, infringements, misappropriations or other conflicts which, individually or in the aggregate, would not have or be reasonably expected to have a Material Adverse Effect. No charge, complaint, demand, notice or claim is pending or has been made to such effect and the Company has not received written notice so alleging (including any claim that the Company must license or refrain from using any Intellectual Property of any other such Person). No action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the Company's Knowledge, threatened, that challenges the legality, validity, enforceability, use or ownership of any item of Owned Intellectual Property, nor is any Owned Intellectual Property subject to any outstanding injunction, judgment, order, decree, ruling or charge.

          (e) To the Company's knowledge, no third party has interfered with, infringed upon, misappropriated, misused, diluted or otherwise come into conflict with any Owned Intellectual Property.

     4.18 CONTRACTS. SCHEDULE 4.18 sets forth a list of each Contract to which the Company is a party or by which its properties and assets are bound, except for Contracts cancelable within 30 days without payment or penalty, true and correct copies of which have been provided to Parent (a "DESIGNATED CONTRACT"). The Company has not violated any of the terms or conditions of any Designated Contract or any term or condition which would permit termination or material modification of any Designated Contract, and the Company has not received any claim for breach or indemnification or notice of default or termination under any Designated Contract. No event has occurred which constitutes, or after notice or the passage of time, or both, would constitute, a default by the Company under any Designated Contract, and to the Company's Knowledge, no such event has occurred which constitutes or would constitute a material default by any other party.

     4.19 ACCURACY OF INFORMATION FURNISHED BY THE COMPANY. No representation contained in this Article IV contains, and the certificate referred to in
SECTION 7.1 when delivered will not contain, any untrue statement of a material fact or omits (or in the case of such certificate, will omit) to state a material fact necessary to make the statements contained therein not misleading.

     4.20 AUTHORITY OF SHAREHOLDER.  Notwithstanding the first paragraph of this
ARTICLE IV, each Shareholder severally and not jointly, with respect to himself, herself, or itself only, represents and warrants as follows:

          (a) Authority. Shareholder has full legal right, power and capacity and authority to enter into this Agreement and the Shareholder Ancillary Agreements and perform his obligations hereunder and thereunder.

          (b) Enforceability. The Agreement and each of the Shareholder Ancillary Agreements has been, or at Closing will be, duly executed and delivered by Shareholder and does constitute, or at Closing will constitute, a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms.

          (c) No Violation. Except as set forth on SCHEDULE 4.20, the execution and delivery of this Agreement and the Shareholder Ancillary Agreements to which Shareholder is a party will not (i) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is applicable to, binding upon or enforceable against Shareholder of which Shareholder is aware;
(ii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any Contract which is applicable to, binding upon or enforceable against Shareholder, (iii) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of the Shareholder, or (iv) require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except the Secretary of State of the State of Delaware.

          (d) Target Shares. Shareholder own his, her or its Target Shares as set forth on SCHEDULE 4..5, free and clear of all Liens, restrictions and claims of any kind. The

Shareholders have not granted to any Person any rights (including proxy rights or options) with respect to his, her or its Target Shares, and Shareholder has no claim against the Company or any of its directors, officers or other Shareholders with respect to the issuance of any shares of capital stock of the Company.

          (e) Investment Intent; Sophistication. The Shareholder is acquiring his interest in Preferred Shares for his own account for investment and not with a view to, or for the sale in connection with, any distribution of his interest, except in compliance with applicable state and federal securities laws. The Shareholder has been provided, to his satisfaction, the opportunity to discuss the transactions contemplated hereby with Parent and has had the opportunity to obtain such information pertaining to Parent as has been requested, including but not limited to filings made by Parent with the SEC under the Exchange Act. The Shareholder has such knowledge and experience in business and financial matters that he is capable of evaluating the merits and risks of an investment in Preferred Shares, and is capable of bearing the economic risks of such investment and is able to bear a complete loss of his investment in Preferred Shares. The Shareholder acknowledges that Preferred Shares to be issued pursuant to this Agreement have not been registered under the Securities Act and that such shares may not be sold, transferred or otherwise disposed of by the holder thereof except in compliance with the legend set forth in SECTION 10.2.

     4.21 NO COMMISSIONS. Neither the Company nor the Shareholder has incurred any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

                                   ARTICLE V
                     CONDUCT OF BUSINESS PENDING THE CLOSING

     5.1 CONDUCT OF BUSINESS PENDING THE CLOSING. Except pursuant to commitments disclosed in, or permitted or contemplated by this Agreement, the Company covenants and agrees that, between the date of this Agreement and the Closing Date, the business of the Company shall be conducted only in, and the Company shall not take any action except in, the ordinary course of business, consistent with past practice and in compliance with all rules, regulations and laws. By way of amplification and not limitation, except pursuant to commitments disclosed in, or permitted or contemplated by, this Agreement, the Company shall not, between the date of this Agreement and the Closing Date, directly or indirectly, do or propose or agree to do any of the following without the prior written consent of Parent:

          (a) amend or otherwise change its certificate of incorporation or bylaws;

          (b) issue, sell, pledge, dispose of, encumber, or, authorize the issuance, sale, pledge, disposition, grant or encumbrance of (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest, thereof, or (ii) any of its assets, tangible or intangible, except in the ordinary course of business consistent with past practice;

          (c)  declare,   set  aside,   make  or  pay  any   dividend  or  other
distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

          (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

          (e) (i) acquire (including, without limitation, for cash or shares of stock, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets, or make any investment either by purchase of stock or securities, contributions of capital or property transfer, or, except in the ordinary course of business, consistent with past practice, purchase any property or assets of any other Person, (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, or (iii) enter into any Contract other than in the ordinary course of business, consistent with past practice;

          (f) make any capital expenditure or enter into any contract or commitment therefore;

          (g)  amend, terminate or extend any Contract;

          (h) delay or accelerate payment of any account payable or other liability of the Company beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practice; or

          (i) agree, in writing or otherwise, to take or authorize any of the foregoing actions or any action which would make any representation or warranty contained in Article IV untrue or incorrect.

     5.2 INVESTIGATION OF THE COMPANY BY PARENT. The Company and Shareholders shall afford to the officers, employees and authorized representatives of Parent (including, without limitation, independent public accountants and attorneys) complete access during normal business hours to the offices, properties,
employees  and  business  and  financial  records  (including   computer  files,
retrieval programs and similar documentation) of the Company to the extent Parent shall deem necessary or desirable and shall furnish to Parent or its authorized representatives such additional information concerning the Company as shall be reasonably requested. Parent agrees that such investigation shall be conducted in such a manner as not to interfere unreasonably with the operations of the Company. No investigation made by Parent or its representatives hereunder shall affect the representations and warranties of the Company or Shareholder hereunder.

     5.3 AUDIT OF FINANCIAL STATEMENTS. The Parent, at its expense, shall engage an accounting firm (the "AUDITORS") to prepare financial statements of the Company, if necessary pursuant to the Exchange Act, for the years ended November 30, 2002 and 2003. Parent shall cause such financial statements to be completed within 60 days of the Closing Date, and shall obtain the consent of the Auditors for the filing of such audited financial statements in connection with the Company's filing on Form 8-K with the SEC (reporting the consummation of the transactions contemplated by this Agreement) and to the incorporation by reference of such audited financial statements in any registrations statements wherein the Company incorporates such financial statements by reference.

     5.4 AMENDMENT OF CONVERTIBLE NOTES. Prior to the Closing Date, the Company shall cause those certain promissory notes listed on SCHEDULE 4.18 (the "CONVERTIBLE NOTES") to be amended to delete any obligations thereunder to (i) prepay or redeem such note prior to its schedule maturity date and (ii) issue any shares of capital stock or any other equity interest of the Parent upon conversion of such note or otherwise.

     5.5 PRE-CLEAR MERGER. Parent, Mergeco and the Company shall take all necessary steps to pre-clear the Merger with the Secretary of State of the State of Delaware, in order that on the Closing Date, the Certificate of Merger may be filed with the Secretary of State of the State of Delaware and become effective upon filing.

     5.6 CERTIFICATE OF DESIGNATIONS. Prior to the Closing Date, the Parent shall file the Certificate of Designations, substantially in the form attached hereto as EXHIBIT A, with the Secretary of State of the State of Delaware.

     5.7 NOTIFICATION OF CERTAIN MATTERS. The Company and Parent shall give prompt notice to the other of the occurrence or non-occurrence of any event which would likely cause any representation or warranty contained herein to be untrue or inaccurate, or any covenant, condition, or agreement contained herein not to be complied with or satisfied.

     5.8 TRADING IN PARENT'S COMMON STOCK. Except as otherwise expressly consented to by Parent, from the date of this Agreement until the Closing Date, neither the Company, nor any Shareholder (nor any Affiliates thereof) will directly or indirectly purchase or sell (including short sales) any shares of common stock of the Parent in any transactions effected on the OTC Bulletin Board.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

     6.1 FURTHER ASSURANCES. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

     6.2 CONFIDENTIALITY; PUBLICITY. Except as may be required by law or as otherwise permitted or expressly contemplated herein, prior to the Closing, no party hereto or their respective Affiliates, employees, agents and representatives shall disclose to any third party this Agreement or the subject matter or terms hereof without the prior consent of the other parties hereto. No press release or other public announcement related to this Agreement or the transactions contemplated hereby shall be issued by any party hereto without the prior approval of the other parties, except that Parent may make such public disclosure which Parent believes in good faith is required by law or by the terms of any listing agreement with or requirements of a securities exchange.

     6.3 NO OTHER DISCUSSIONS. Neither the Company, nor any Shareholder, and their respective Affiliates, employees, agents or representatives shall (i) initiate or encourage the initiation by others of discussions or negotiations with third parties or respond to solicitations by third persons relating to any merger, sale or other disposition of any substantial part of the assets, business or properties of the Company (whether by merger, consolidation, sale of stock or otherwise) or (ii) enter into any agreement or commitment (whether or not binding) with respect to any of the foregoing transactions. The Shareholders will immediately notify Parent if any third party attempts to initiate any solicitation, discussion or negotiation with respect to any of the foregoing transactions.

     6.4 POST CLOSING FUNDING. From time to time following the Closing Date, but prior to May 31, 2004, the Parent shall, upon at least 30 day written notice from either Dr. Stracher or Dr. Kesner, advance to the Surviving Corporation, in the form of debt or equity, an additional amount of at least $250,000 (in addition to the $50,000 already advanced to the Company). Dr. Kesner and Dr. Stracher, on behalf of the Shareholders, shall have the right to specifically enforce this provision against the Parent, it being intended that the Shareholders are intended beneficiaries of this SECTION 6.4. Payment to Dr. Stracher and Kesner of their consulting fees shall not constitute payments towards Parent's post-closing funding obligation, as set forth in this SECTION
6.4. In addition to their right to specifically enforce this provision, in the event that Parent has not funded at least $300,000 for Ceptor technology research activities by May 31, 2004 Parent shall issue to each of Kesner and Stracher an additional $150,000 of Parent Preferred Stock ($300,000 in total).

     6.5 OTHER AGREEMENTS. At the Closing, Parent shall execute and deliver the following agreements (collectively, the "COLLATERAL AGREEMENTS"):

          (a) a consulting agreement between the Parent and Dr. Stracher in the form of EXHIBIT B (the "STRACHER CONSULTING AGREEMENT");

          (b) a consulting agreement between the Parent and Dr. Kesner in the form of EXHIBIT C (the "KESNER CONSULTING AGREEMENT"); and

          (c)  a   registration   rights   agreement   between  Parent  and  the
Shareholders in the form of EXHIBIT D (the "REGISTRATION RIGHTS AGREEMENT").

     6.6 RELEASE. Each Shareholder, on behalf of himself, his executors, heirs, beneficiaries, administrators, Affiliates, successors and assigns (collectively, the "RELEASING PARTIES"), does hereby release and discharge the Company and each of the Company's officers, directors, and other Shareholders (collectively, the "RELEASED PARTIES") from and against any and all actions, causes of action, claims, charges, liabilities, accounts, demands, obligations, contracts, agreements, costs, grievances, promises, covenants, and complaints, known or unknown, suspected or unsuspected, direct or indirect, in law or in equity, of any kind or character, that he or any of the Releasing Parties have ever had or may have at any time through the date of this Agreement against any of the Released Parties.

     6.7 TAX FILINGS. Parent, the Company, Mergeco and the Shareholders shall file all Tax Returns consistent with the treatment of the Merger as a tax free "reorganization" within the meaning of Section 368(a)(1) of the Code. Parent shall cause to be filed at Parent's cost and expense, tax returns for Company for the Company's fiscal year ended November 30, 2003 and thereafter; PROVIDED, HOWEVER, that Shareholders shall be responsible for the payment of all Taxes for the fiscal year ended 2003 and prior taxable periods. Dr. Stracher and Dr. Kesner shall have the right to approve, not to be unreasonably withheld, all tax elections that could be made for fiscal year 2003 and prior periods that would increase such year's taxes attributable to the Shareholders

                                  ARTICLE VII
               CONDITIONS TO THE OBLIGATIONS OF PARENT AND MERGECO

     The obligations of Parent and Mergeco hereunder shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any or all of which may be waived in whole or in part by Parent:

     7.1  ACCURACY  OF  REPRESENTATIONS   AND  WARRANTIES  AND  COMPLIANCE  WITH
OBLIGATIONS. The representations and warranties of the Company and the Shareholders contained in ARTICLE IV of this Agreement shall be true and correct at and as of the Closing Date with the same force and effect as though made at and as of that time except (i) for changes specifically permitted by or disclosed in this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. The Company and the Shareholders shall have performed and complied with all of their respective obligations required by this Agreement to be performed or complied with at or prior to the Closing Date. The Company and the Shareholders shall have delivered to Parent a certificate, dated as of the Closing Date, duly signed (in the case of the Company by its chief executive officer), stating that such representations and warranties are true and correct and that all such obligations have been performed and complied with.

     7.2 CONSENTS. The Company shall have received the consents and approvals, in form and substance reasonably satisfactory to Parent, to the transactions contemplated hereby from the Persons specified in Schedule 4.4.

     7.3 AMOUNT OF INDEBTEDNESS. The Company shall not have liabilities in excess of $300,000 as of the Closing Date, exclusive of liabilities for rent, materials, insurance and similar expenses which shall not exceed $25,000 in the aggregate.

     7.4  SECRETARY'S  CERTIFICATE.  The Company shall have  delivered to Parent
(i) copies of the certificate of incorporation and bylaws of the Company since a specified date; (ii) copies of resolutions adopted by the Board of Directors of the Company and the Shareholder authorizing the transactions contemplated by this Agreement, and (iii) certificates of good standing of the Company issued by the State of Delaware, certified in each case as of the Closing Date by the Secretary as being true, correct and complete.

     7.5 NO ADVERSE LITIGATION. There shall not be pending or threatened any action or proceeding by or before any court or other Governmental Authority which shall seek to restrain, prohibit, invalidate or collect damages arising out of the Agreement or any other transaction contemplated hereby, and which, in the judgment of Parent, makes it inadvisable to proceed with the Agreement and other transactions contemplated hereby.

     7.6  OTHER CLOSING DELIVERIES. At Closing, Parent shall have received:

          (a)  each  Shareholder   Ancillary  Agreement  duly  executed  by  the
Shareholder;

          (b)  each Company Ancillary Agreement duly executed by the Company;

          (c) resignations effective as of the Closing Date from such officers and directors of the Company as Parent shall have requested in writing; and

          (d) the stock books, stock ledgers, minute books, corporate seal and other books and records of the Company.

     7.7  DUE   DILIGENCE.   Parent  shall  have  completed  its  due  diligence
investigation and the results of such investigation shall be satisfactory to Parent, in its sole discretion.

     7.8 SHAREHOLDER APPROVAL. This Agreement shall have been adopted by holders of at least 98% of the outstanding Target Shares prior to the Effective Time.

                                  ARTICLE VIII
                        CONDITIONS TO THE OBLIGATIONS OF
                        THE COMPANY AND THE SHAREHOLDERS

     The obligations of the Company and the Shareholder to effect the Transaction shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any or all of which may be waived in whole or in part by the Company and the Shareholder:

     8.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES AND COMPLIANCE WITH OBLIGATIONS. The representations and warranties of Parent and Mergeco contained in this Agreement shall be true and correct at and as of the Closing Date with the same force and effect as though made at and as of that time except (i) for changes specifically permitted by or disclosed pursuant to this Agreement, and
(ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Parent and Mergeco shall have performed and complied with all of their respective obligations required by this Agreement to be performed or complied with at or prior to the Closing Date. Parent and Mergeco shall have delivered to the Shareholder a certificate, dated as of the Closing Date, and signed by an executive officer, certifying that such representations and warranties are true and correct and that all such obligations have been performed and complied with.

     8.2 NO ADVERSE LITIGATION. There shall not be pending or threatened any action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit, invalidate or collect damages arising out of the Agreement or any of the transactions contemplated hereby, and which in the judgment of the Shareholder makes it inadvisable to proceed with the Agreement or any other transaction contemplated hereby.

     8.3 SECRETARY'S CERTIFICATE. The Parent shall have delivered to the Shareholders (i) copies of the certificate of incorporation and bylaws of Parent since a specified date, (ii) copies of resolutions adopted by the Board of Directors of the Parent authorizing the transactions contemplated by this Agreement, (iii) the Certificate of Designations as certified as filed by the Secretary of State of the State of Delaware; and (iv) certificate of good standing of the Parent Company issued by the State of Delaware certified in each case as of the Closing Date by the Secretary as being true, correct and complete.

     8.4 OTHER CLOSING DELIVERIES. At Closing, the Company and the Shareholder shall have received each Parent Ancillary Document and Mergeco Ancillary Agreement, duly executed by Parent, Mergeco and/or its Affiliates, as the case may be.

                                   ARTICLE IX
                                 INDEMNIFICATION

     9.1  INDEMNIFICATION   BY  THE  SHAREHOLDER.   The  Shareholders  agree  to
indemnify and hold harmless Parent, the Surviving Corporation and their respective successors and assigns (the "PARENT INDEMNITEES") from and against any and all Losses and Expenses incurred by such Parent Indemnitees in connection with or arising from:

          (a) Any breach by the Company of any of its covenants in this Agreement or in any Company Ancillary Document, or any failure of the Company to perform any of its obligations in this Agreement or in any Company Ancillary Document; PROVIDED, HOWEVER, with respect to the Company, this indemnification is limited to breaches of agreements and covenants to be performed by the Company on or prior to the Closing Date;

          (b) Any breach of any warranty or the inaccuracy of any representation regarding the Company contained in ARTICLE IV or referred to in the Agreement or any certificate delivered by or on behalf of the Company pursuant hereto, except for the representations and warranties contained in
Section 4.20; and

          (c) the exercise of dissenters' rights by any shareholder of the Company;

PROVIDED, HOWEVER, that the Shareholders shall be required to indemnify and hold harmless under clauses (a) and (b) of this Section with respect to Losses and Expenses incurred by the Parent Indemnitees, only if the aggregate amount of such Losses and Expenses exceeds $25,000 (the "THRESHOLD AMOUNT"), in which case the Shareholders shall be obligated to indemnify Parent Indemnitees for the entire amount of the Losses and Expenses from the first dollar; PROVIDED, FURTHER, that the aggregate maximum amount required to be paid by the Shareholders pursuant to this SECTION 9.1 hereunder shall not exceed the value of the shares of Preferred Stock and the shares of Common Stock in payment of the Awards, determined in accordance with SECTION 9.4(c) (the "INDEMNIFICATION LIMIT").

     The indemnification provided for in this SECTION 9.1 shall terminate fifteen (15) months after the Closing Date (and no claims shall be made by the Parent Indemnitees under this SECTION 9.1(b) thereafter), except that the indemnification by Shareholders shall continue as to:

          (a) The representations and warranties set forth in SECTIONS 4.11 (title to assets), as to all of which no time limitation shall apply;

          (b) The representations and warranties set forth in SECTIONS 4.15 (ERISA), and 4.14 (Taxes), which shall survive for the applicable statute of limitations period under which a claim can be brought against Parent or the Company; and

          (c) Any Loss or Expense of which any Parent Indemnitee has notified the Shareholder in accordance with the requirements of SECTION 9.4 on or prior to the date such indemnification would otherwise terminate in accordance with this SECTION 9.1, as to which the obligation of Shareholder shall continue until the liability of Shareholder shall have been determined pursuant to this ARTICLE IX, and Shareholder shall have reimbursed all Parent Indemnitees for the full amount of such Loss and Expense in accordance with this ARTICLE IX.

To the extent any Parent Indemnitee is entitled to indemnification pursuant to this SECTION 9.1, Shareholder, their successors and assigns hereby forever waive, release and agree not to make any claim or bring any cost recovery action against the Parent Indemnitees, successors and assigns under any director or officer  indemnity  agreement,  or  provision  in law  or  under  the  Company's
Certificate of incorporation or by-laws or under CERCLA or any other Environmental Law to the extent that such claim or cost recovery action relates to the same matter as constitutes the basis for such Parent Indemnitees' claim for indemnification.

     9.2 INDEMNIFICATION FOR SHAREHOLDER MATTERS. Each Shareholder severally, and not jointly, agrees to indemnify and hold harmless the Parent Indemnitees from and against any and all Losses and Expenses incurred by such Parent Indemnitees in connection with or arising from:

          (a) Any breach by such Shareholder of any of the covenants of such Shareholder in this Agreement or in any Shareholder Ancillary Agreement to which such Shareholder is a party, or any failure of such Shareholder to perform any of his, her or its obligations in this Agreement or in any Shareholder Ancillary Agreement; and

          (b) Any breach of any warranty or the inaccuracy of any representation or warranty of such Shareholder contained in SECTION 4.20 of this Agreement, any certificate or schedule delivered by or on behalf of such Shareholder pursuant hereto, or any other Shareholder Ancillary Agreement to which such Member is a party;

PROVIDED; HOWEVER; each Member's liability under this SECTION 9.2 (and together with any of Shareholder's liability under SECTION 9.1) shall not exceed such Shareholder's pro-rata percentage of Indemnification Limit. The indemnification provided for in this SECTION 9.2 shall survive indefinitely.

     9.3 INDEMNIFICATION BY PARENT. Parent agrees to indemnify and hold harmless the Shareholder and their successors and assigns (the "SHAREHOLDER INDEMNITEES") from and against any and all Losses and Expenses incurred by such Shareholder Indemnitees in connection with or arising from:

          (a) Any breach by Parent of any of its covenants or agreements in this Agreement or any failure by Parent to perform any of its obligations in this Agreement;

          (b)  Any   breach  of  any   warranty   or  the   inaccuracy   of  any
representation of Parent contained or referred to in this Agreement or in any certificate delivered by or on behalf of Parent pursuant hereto; and

          (c) Any claim or liability arising out of the conduct by the Surviving Corporation or Parent of the business from and after the Closing Date.

     The indemnification provided for in this SECTION 9.3(b) shall terminate fifteen (15) months after the Closing Date (and no claims shall be made by the Shareholder under this SECTION 9.3 thereafter), except that the indemnification by Parent shall continue as to:

          (a) Any Loss or Expense of which Shareholder Indemnitees have notified Parent in accordance with the requirements of SECTION 9.4 on or prior to the date such indemnification would otherwise terminate in accordance with this SECTION 9.3, as to which the obligation of Parent shall continue until the liability of Parent shall have been determined pursuant to this ARTICLE IX, and Parent shall have reimbursed all the Shareholder Indemnitees for the full amount of such Loss and Expense in accordance with this ARTICLE IX.

     9.4  NOTICE OF CLAIMS.

          (a) Any Parent Indemnitee or Shareholder Indemnitee (the "INDEMNIFIED PARTY") seeking indemnification hereunder shall give the party obligated to provide indemnification to such Indemnified Party (the "INDEMNITOR") a notice (a "CLAIM NOTICE") describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any agreement, document or instrument executed pursuant hereto or in connection herewith upon which such claim is based; PROVIDED, that a Claim Notice in respect of any action at law or suit in equity by or against a third Person as to which indemnification will be sought shall be given promptly after the action or suit is commenced; PROVIDED FURTHER that failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been prejudiced by such failure.

          (b) After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled under this
ARTICLE IX shall be determined: (i) by the written agreement between the Indemnified Party and the Indemnitor; or (ii) by a final judgment or decree of any court of competent jurisdiction. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. The Indemnified Party shall have the burden of proof in establishing the amount of Loss and Expense suffered by it.

          (c) If a Parent Indemnity is entitled to indemnification hereunder, and the amount of indemnification to which Parent Indemnitee is entitled has been determined as provided for in SECTION 9.4(b), the Shareholders may satisfy such claim, at the option of the Shareholders, by promptly tendering (i) cash or
(ii) shares of Preferred Stock (or that number of shares of common stock into which the Preferred Stock was converted) or shares common stock of Parent issued to Shareholders hereunder Parent Indemnitee. For purposes of this ARTICLE IX, a share of Preferred Stock shall have a value of $1,000, and a share of common stock issued in satisfaction of an Award shall have the Current Share Value assigned to it hereunder. If a Shareholder Indemnitee is entitled to indemnification hereunder, Parent shall pay to Shareholder Indemnitee the amount of indemnification to which Shareholder Indemnitee is entitled promptly after it has been determined as provided for in SECTION 9.4(b).

     9.5 THIRD PERSON CLAIMS. The Indemnitor shall have the right to conduct and control, through counsel of its choosing reasonably acceptable to the Indemnitee, the defense, compromise or settlement of any third Person claim, action or suit against the Indemnified Party as to which indemnification will be sought by any Indemnified Party from any Indemnitor hereunder if the Indemnitor has acknowledged and agreed in writing that if the same is adversely determined, the Indemnitor has an obligation to provide indemnification to the Indemnified Party in respect thereof. In any such case, the Indemnified Party shall cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnitor in connection therewith. The Indemnified Party may participate, through counsel chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnitor has so elected to conduct and control the defense thereof. Notwithstanding the foregoing, the Indemnified Party shall have the right subject to obtaining Indemnitor's prior written consent to pay, settle or compromise any such claim, action or suit, PROVIDED that if no consent is obtained, the Indemnified Party shall waive any right to indemnity therefore hereunder unless such consent is unreasonably withheld in which event no claim for indemnity therefore hereunder shall be waived.

     9.6 EXCLUSIVITY OF INDEMNIFICATION. If the Closing shall be completed, indemnification under SECTIONS 9.1, 9.2 and 9.3 of this Agreement shall be the sole and exclusive remedy available to Parent, Mergeco, the Company and the Shareholder for the recovery of damages in respect of any Losses and Expenses incurred by Parent, Mergeco, the Company or the Shareholder referred to in
SECTION 9.1, 9.2 or 9.3. Without limiting the generality of the preceding sentence, subject to the completion of the Closing, each of Parent, Mergeco, the Company and the Shareholder hereby waives any claim or cause of action which such party might be entitled to assert in respect of any such Losses or Expenses (including any claim or cause of action for fraud, misrepresentation or other cause under the common law or any securities, trade regulation or other law) other than claims and causes of action for indemnification under SECTION 9.1,
9.2 or 9.3 or for specific performance of the covenants of a party set forth in this Agreement.

                                   ARTICLE X
                             SECURITIES LAW MATTERS

     The parties agree as follows with respect to the sale or other disposition after the Closing Date of Preferred Shares:

     10.1 DISPOSITION OF PARENT SECURITIES. The Shareholder represents and warrants that each of the Preferred Shares being acquired by him hereunder is being acquired and will be acquired for his own account and will not be sold or otherwise disposed of, except pursuant to (i) an exemption from the registration requirements under the Securities Act, which does not require the filing by Parent with the SEC of any registration statement, offering circular or other disclosure statement, in which case the Shareholder shall first supply to Parent an opinion of counsel (which counsel and opinions shall be satisfactory to Parent) that such exception is available, or (ii) an effective registration statement filed by Parent with the SEC under the Securities Act.

     10.2 LEGEND. Each of the Preferred Shares shall bear the following legend:

          THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF RULE 145(D) PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                   ARTICLE XI
                                   DEFINITIONS

     11.1 DEFINED TERMS. As used herein, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under control with such Person.

          "Company   Ancillary   Documents"  all  agreements,   instruments  and
          documents, being or to be executed and delivered by the Company under this Agreement or in connection herewith.

          "Company's Knowledge," or words to that effect as used herein refer to the personal actual knowledge of the Shareholder, and to the knowledge which he should have reasonably had as the chief executive officer of the Company who was involved in the day to day operations of the Company.

          "Contract" means any indenture, lease, sublease, license, loan agreement, mortgage, note, indenture, restriction, will, trust, commitment, obligation or other contract, agreement or instrument, whether written or oral.

          "Dissenting Shareholder" means any holder of capital stock of the Company who, as a result of the transaction contemplated hereby, perfects his, her or its rights in accordance with Sections 262 of the DGCL and ceases to have any of the rights of a shareholder of the Company other than the right to be paid the payments provided for by the DGCL for his, her or its shares of capital stock of the Company and any other rights under the DGCL.

          "Environmental Law" means all laws, statutes, regulations, rules, codes or ordinances derived from or relating to all federal, state and local laws or regulations relating to or addressing the environmental, health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund

          Amendment and Reauthorization Act of 1986, 42 U.S.C. ss.9601, et seq. (hereinafter collectively "CERCLA"); the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and subsequent Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.6901 et seq. ("SARA") (hereinafter, collectively "RCRA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss.1801, et seq.; the Clean Water Act, as amended, 33 U.S. C. ss.1311, et seq.; the Clean Air Act, as amended (42 U.S.C. ss.7401-7642); Toxic Substances Control Act, as amended, 15 U.S. C. ss.2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, as amended, 7 U.S.C. ss.136-136y ("FIFRA"); the Emergency Planning and Community Right-to-Know Act of 1986, as amended, 42 U.S.C. ss.11001, et seq. (Title III of SARA) ("EPCRA"); the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss.651, et seq. ("OSHA").

          "Environmental Lien" means a Lien in favor of any Governmental Authority for (i) any liability under any Environmental Law, or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Hazardous Substance into the environment.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Expenses" means any and all expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, consultants, accountants and other professionals).

          "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

          "Governmental Authority" means any nation or government, any state, regional, local or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Hazardous Substances" means any substance, chemical or waste that is listed, or contains material amounts of one or more components that are defined, designated, classified, considered or listed, as hazardous, toxic or radioactive under any Environmental Law; as well as any asbestos or asbestos-containing material, petroleum, petroleum product or by-product, crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable as fuel, or polychlorinated biphenyls ("PCBS").

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          "Intellectual Property" means (i) all names, brands, logos and slogans embodying business or product goodwill or indications of origin, and all trademarks, corporate names, trade names, service marks, trade dress, domain names and universal resource locators, together with all translations, adaptations, derivations and combinations thereof and all applications, registrations and renewals in connection therewith, and all of the goodwill associated therewith; (ii) all patents, patent applications, patent disclosures, inventions (whether patentable or
          unpatentable   and  whether  or  not  reduced  to  practice)  and  all
          improvements thereof, including, but not limited to, any provisional, utility, continuation, continuation-in-part or divisional applications filed in the U.S. or other jurisdictions and all reissues, revisions and extensions thereof and all reexamination certificates issuing therefrom; (iii) all websites, copyrights, and copyrightable works
          both   published  and   unpublished,   including  all   registrations,
          applications and renewals in connection therewith; (iv) all computer and electronic data processing programs and software programs (in both source code and object code form), data, databases and related
          documentation;   (v)  all  inventions,   improvements,   developments,
          modifications,   derivative  works,   know-how,   trade  secrets,  and
          confidential information (including research and development, know-how formulas, compositions, manufacturing and production processes and techniques, methods, schematics, technology, technical data, designs, drawings, flowcharts, block diagrams, specifications, customer and
          supplier  lists,   pricing  and  cost  information  and  business  and
          marketing plans and proposals); (vi) all licenses, sublicenses, permissions and other agreements relating to any of the foregoing; and
          (vii) all other intellectual property rights (in whatever form or medium) relating to any of the foregoing (including remedies and recoveries against infringement hereof and rights of protection of interest therein under the laws of all jurisdictions).

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, but not limited to, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

          "Losses" means any loss, cost, obligation, liability, settlement payment, award, judgment, fine, penalty, damage, expense, deficiency or other charge, but not including Expenses.

          "Mergeco Ancillary Agreements" means all agreements, instruments and documents being or to be executed and delivered by Mergeco under this Agreement or in connection herewith.

          "Parent Ancillary Documents" means all agreements, instruments and documents being or to be executed and delivered by Parent under this Agreement or in connection herewith.

          "Person" means an individual, partnership, corporation, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

          "Property" means any real or personal property, plant, building, facility, structure, underground storage tank, equipment or unit, or other asset owned, leased or operated by the Company prior to the Closing Date (including any surface water thereon or adjacent thereto, and soil or groundwater thereunder).

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shareholder Ancillary Agreements" means all agreements, instruments and documents being or to be executed and delivered by Shareholder under this Agreement or in connection herewith.

          "Tax Return" means any tax return, filing or information statement required to be filed in connection with or with respect to any Taxes; and

          "Taxes" means all taxes, fees or other assessments, including, but not limited to, income, excise, property, sales, franchise, intangible, withholding, social security and unemployment taxes imposed by any federal, state, local or foreign governmental agency, and any interest or penalties related thereto.

     11.2 OTHER DEFINITIONAL PROVISIONS.

          (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

          (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

          (c) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP applied on a basis consistent with prior periods, where applicable.

          (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                                  ARTICLE XII
                        TERMINATION, AMENDMENT AND WAIVER

     12.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

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

          (a) at any time prior to the Closing Date, by mutual written consent of Parent and the Company at any time prior to the Closing;

          (b) at any time prior to the Closing Date, by Parent in the event of a material breach by the Company or the Shareholder of any provision of this Agreement, by Parent giving notice thereof to the Company specifying in reasonable detail the material breach;

          (c) at any time prior to the Closing Date, by the Company in the event of a material breach by Parent or Mergeco of any provision of this Agreement, by the Company giving notice thereof to Parent specifying in reasonable detail the material breach; or

          (d) at any time prior to the Closing Date, by any of Parent or the Shareholder if the Closing shall not have occurred by January 31, 2004; PROVIDED, HOWEVER, that neither Parent, nor the Shareholder shall be entitled to terminate this Agreement pursuant to this SECTION 12.1(d), if such party's knowing or willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby.

     12.2 EFFECT OF TERMINATION. Except as a party may otherwise agree in writing, the termination of this Agreement by a party pursuant to this Section will not be deemed to be a waiver of any rights of such party or its Affiliates who are parties to this Agreement arising from any default thereunder by another party.

                                  ARTICLE XIII
                               GENERAL PROVISIONS

     13.1 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered (which delivery may be by contract carrier, receipt acknowledged, or by telecopy or other electronic transmission) to a party at the following address or telecopy number for such party (or to such other address or telecopy number which such party shall designate in writing to the other party):

          (a)  if to Parent to:

               Xechem International, Inc.
               100 Jersey Avenue
               Building B Suite 310
               New Brunswick, NJ 08901

               Attn: William Pursley
               Phone: 732-247-3300
               Fax: 732-247-4090

               with a copy to:

               Shefsky & Froelich Ltd.
               444 North Michigan Avenue
               Suite 2500
               Chicago, Illinois 60611

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

               Attn: Mitchell D Goldsmith
               Phone: (312) 836-4006
               Fax: (312) 527-5921

          (b)  if to the Company or the Shareholder to:

               Dr. Kesner
               17 Spring Hill Lake Road
               West Orange, NJ, 07052

               And
               Dr. Stracher
               47 The Oaks
               Roslyn, NY, 11576

               With a copy to:
               Lampf, Lipkind, Prupis & Petigrow
               210 East 49th Street
               New York, New York 10017
               Attn: Harvey Kesner
               Phone: 212-527-9974
               Fax: 212-527-9976

     13.2 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules) contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter. The Exhibits and Schedules constitute a part hereof as though set forth in full above.

     13.3 EXPENSES. Except as otherwise provided herein, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby.

     13.4 AMENDMENT; WAIVER. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.

     13.5 BINDING EFFECT; ASSIGNMENT. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors, heirs and assigns.

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

Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder.

     13.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     13.7 INTERPRETATION. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Time shall be of the essence in this Agreement.

     13.8 GOVERNING LAW; INTERPRETATION. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Delaware applicable to contracts executed and to be wholly performed within such State.

     13.9 ARM'S LENGTH NEGOTIATIONS. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; (e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

                            (SIGNATURES PAGE FOLLOWS)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        XECHEM INTERNATIONAL, INC

                                        By:
                                             -------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                             -------------------------

                                        CEPTOR ACQUISITION, INC.

                                        By:
                                             -------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                             -------------------------

                                        CEPTOR CORPORATION

                                        By:
                                             -------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                             -------------------------

                                        ------------------------------
                                                 SHAREHOLDER